UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2008

KAL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-97201	98-0360062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Clemenceau Ave. 04-15/16 UE Square Suite 23, Singapore	239917
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6830 8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K filed by KAL Energy, Inc. with the Securities and Exchange Commission on September 12, 2008 is being filed to (i) amend and restate the disclosures made in Item 1.01 to correct errors in the original disclosures, (ii) add certain disclosures under Item 7.01, (iii) amend Exhibit 10.1 to correct errors in the originally filed exhibit and (iv) add Exhibit 99.1 under Item 9.01.

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2008, KAL Energy, Inc., a Delaware corporation (the “Company”), entered into an Engagement Letter Agreement (the “Engagement Agreement”) with Grayling Global, a corporate communications service provider (“Grayling”). Under the Engagement Agreement, Grayling will provide to the Company investor and media relations services (the “Services”). In consideration for the Services, the Company will pay Grayling a fixed fee of ten thousand dollars ($10,000) per month, a one time fee of eighteen thousand dollars ($18,000) and additional bonus compensation in an amount to be determined by the Company and Grayling upon Grayling’s achievement of certain performance milestones to be agreed upon by the Company and Grayling. The initial term of the Engagement Agreement commenced on September 4, 2008 and will continue in effect for a period of one year.

The foregoing description of the Engagement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Engagement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

See the disclosure under Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On September 9, 2008, the Company entered into a Compensation Agreement (the “Compensation Agreement”) with William Bloking, the Company’s President and Chairman of the board of directors, pursuant to which the Company will compensate Mr. Bloking for his services to the Company at the rate of $300,000 per year, effective as of June 1, 2008 and continuing until such time as the Company appoints a Chief Executive Officer. Effective upon the Company’s appointment of a Chief Executive Officer, Mr. Bloking’s compensation will be reduced to $84,000 per year, his prior rate of compensation.

The foregoing description of the Compensation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Compensation Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 9, 2008, the Company issued a press release announcing its retention of Grayling, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth under this Item 7.01, including Exhibit 99.1 referenced herein, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Engagement Letter Agreement, dated as of September 4, 2008, by and between KAL Energy, Inc. and Grayling Global.
10.2	Compensation Agreement, dated as of September 9, 2008, by and between KAL Energy, Inc. and William Bloking†
99.1	Press release of KAL Energy, Inc. issued September 9, 2008 announcing retention of Grayling Global.

†	Indicates management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAL ENERGY, INC.

September 17, 2008	By:	/s/ Jorge Nigaglioni
Jorge Nigaglioni
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Engagement Letter Agreement, dated as of September 4, 2008, by and between KAL Energy, Inc. and Grayling Global.
10.2	Compensation Agreement, dated as of September 9, 2008, by and between KAL Energy, Inc. and William Bloking†
99.1	Press release of KAL Energy, Inc. issued September 9, 2008 announcing retention of Grayling Global.

†	Indicates management contract or compensatory plan or arrangement